DRYDEN SHORT-TERM BOND FUND, INC.

Dryden Short-Term Corporate Bond Fund

Supplement dated August 24, 2009 to the Statement of Additional Information (“SAI”) dated March 3, 2009

This supplement amends the SAI of Dryden Short-Term Corporate Bond Fund (the “Fund”) and is in addition to any existing supplement to the Fund’s SAI.

1. In the SAI, the second paragraph under the caption, “Fund Classification, Investment Objective & Policies” on page 3, which currently reads:

The investment objective of Dryden Short-Term Corporate Bond Fund is high current income consistent with the preservation of principal. In pursuing its objective, under normal circumstances, Dryden Short-Term Corporate Bond Fund invests at least 80% of the Fund's investable assets in bonds of corporations with varying maturities. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporations include all private issuers. The effective duration of the Dryden Short-Term Corporate Bond Fund's portfolio will generally be less than 3 years, and its dollar-weighted average portfolio maturity will generally be between 2 and 3 years.

is deleted and replaced with the following:

The investment objective of Dryden Short-Term Corporate Bond Fund is high current income consistent with the preservation of principal. In pursuing its objective, under normal circumstances, Dryden Short-Term Corporate Bond Fund invests at least 80% of the Fund's investable assets in bonds of corporations with varying maturities. For purposes of this policy, bonds include all fixed-income securities, other than preferred stock, and corporations include all private issuers. The effective duration of the Dryden Short-Term Corporate Bond Fund's portfolio will generally be less than 3 years.

2. In the SAI, the last sentence of the first paragraph under “Information on Sales Charges & Distribution-Related Expenses - Class A Sales Charge and Distribution Expense Information” on page 40 is deleted and replaced with the following:

In addition, if you purchase $1 million or more of Class A shares, you are subject to a 0.50% CDSC for shares redeemed within 18 months of purchase (the CDSC is waived for purchase by certain retirement and/or benefit plans).

3. In the SAI, the 1st, 2nd and 3rd paragraphs under the caption “Purchase, Redemption and Pricing of Fund Shares - Contingent Deferred Sales Charge (CDSC)” on page 49 are deleted and replaced with the following:

Contingent Deferred Sales Charge (CDSC). Investors who purchase $1 million or more of Class A shares and sell these shares within 18 months of purchase are subject to a 1% CDSC. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a four-

year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 18 months in the case of Class A shares (in certain cases), 4 years in the case of Class B shares, and 12 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. The CDSC will be calculated from the date of the initial purchase, excluding the time shares were held in Class B, Class F or Class C shares of a money market fund. See "Exchange Privileges" below.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 18 months (in certain cases), 4 years for Class B and Class F shares , and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

4. In the SAI, the paragraph under the caption “Purchase, Redemption and Pricing of Fund Shares – Waiver of CDSC – Class A Shares” on page 49 is deleted and replaced with the following:

Waiver of CDSC – Class A Shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 18 months of purchase are subject to a CDSC of 0.50%. The Class A CDSC is waived (i) for certain retirement and/or benefit plans, or (ii) if you purchase Class Z shares (see "Qualifying for Class Z Shares" in the Prospectus) within 5 days of redemption of your Class A shares that you had purchased directly through the Fund's transfer agent. In the case of (ii), we will credit your account with the appropriate number of shares to reflect any CDSC you paid on the reinvested portion of your redemption proceeds

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